SUPPLEMENT DATED MARCH 2, 2022
TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2021, as supplemented, and the CURRENT STATEMENT OF ADDITIONAL INFORMATION
OF VANECK ETF TRUST

This Supplement updates certain information contained in the above-dated Summary Prospectus, Prospectus and Statement of Additional Information for VanEck® ETF Trust (the “Trust”) regarding VanEck Russia ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Following Russia’s large-scale invasion of Ukraine on February 24, 2022, governments of the United States and many other countries have imposed economic sanctions on certain Russian individuals and Russian corporate and banking entities. A number of jurisdictions have also instituted broader sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. In response, the government of Russia has imposed capital controls to restrict movements of capital entering and exiting the country. As a result, the value and liquidity of Russian securities and its currency have experienced significant declines. Further, the Russian securities markets did not open for trading on February 28, 2022. There is no assurance that these disruptions will not continue.

In light of these circumstances, effective March 3, 2022, the Fund will temporarily suspend new creations of its shares until further notice.

During this time, the Fund may not meet its investment objective, may experience increased tracking error and may experience significant premiums or discounts to the Fund’s NAV and wider bid-ask spreads.

Although shares of the Fund are expected to continue trading on Cboe BZX Exchange, Inc., there can be no assurance that an active market will be maintained for the Fund’s shares.

If you have any questions, please call 1.800.826.2333.

Please retain this supplement for future reference.